Exhibit 10.7

                                ESCROW AGREEMENT

         THIS AGREEMENT is made this 23rd day of February, 2004 by and between TOTAL IDENTITY CORP., a Florida corporation ("Shareholder"), ROBERT DAVID ("Secured Party"), and SHAPIRO, ROSENBAUM, LIEBSCHUTZ & NELSON, LLP (`Escrow Agent").

                                    RECITALS

         This Agreement is made in reference to the following, which Shareholder and Secured party warrant and represent to Escrow Agent are true and correct:

         a. Concurrently herewith, Shareholder and Secured Party have entered into an Amended and Restated Pledge Agreement (the "Amended Pledge Agreement"), a copy of which is annexed hereto as Exhibit "A."

         b. Pursuant to Section 3 of the Amended Pledge Agreement, Shareholder is required to deliver to Escrow Agent the Pledged Shares as defined in the Amended Pledge Agreement, and executed stock powers (the "Stock Powers") with respect to such Pledged Shares.

         c. This Agreement is made pursuant to Section 3 of the Amended Pledge Agreement for the purpose of establishing the obligations and liabilities of the Escrow Agent with respect to the Pledged Shares.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Secured Party, Shareholder and Escrow Agent hereby agree as follows:

         1. Unless otherwise expressly defined in this Agreement, capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Amended Pledge Agreement.

         2. Shareholder and Secured Party do hereby appoint Shapiro, Rosenbaum, Liebschutz & Nelson, LLP, as the Escrow Agent for the purposes set forth in
Section 3 of the Amended Pledge Agreement. Shareholder and Secured Party may, by mutual written agreement, designate a different Escrow Agent.

         3. Shareholder hereby warrants and represents that, it has heretofore delivered to Kenneth Bersani, Esq., the Pledged Shares and Stock Powers which it is so required to deliver under the terms of the Amended Pledge Agreement and has authorized Mr. Bersani to deliver same to Escrow Agent.

         4. Escrow Agent signs this Agreement to signify its agreement and consent to serve as Escrow Agent and to acknowledge receipt of the Pledged Shares and the Stock Powers required to be delivered by Shareholder to Escrow Agent by under the terms of the Amended Pledge Agreement.


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

         5. Subject to the further terms and conditions of this Agreement, Shareholder and Secured Party hereby authorize Escrow Agent to retain the Pledged Shares and the Stock Powers until such time as Shareholder shall have fully paid and performed the Obligations secured under the Amended Pledge Agreement.

         6.

         a. Upon the occurrence of an Event of Default, as defined in Section 6 of the Amended Pledge Agreement, the Secured Party may send Escrow Agent written notice of the same. Said notice shall specify the nature of the Event of Default. If the nature of the Event of Default is limited to a default under sub-paragraphs (iv) and/or (v) of said Section 6, then the said Notice of Default shall further specify the aggregate unpaid balances of the Restated Promissory Note and the Purchase Price specified in Corporate Amendment No. 1 (as those respective terms are defined in the Amended Pledge Agreement), which aggregate unpaid balances shall be deemed the "numerator" of a fraction the denominator of which shall be $875,000 (such fraction hereinafter referred to as the "Default percentage"). The product of the Default Percentage multiplied by the total number of the Pledged Shares shall constitute the "Default Shares."

          b. If the Escrow Agent shall receive from the Secured Party a written notice of default in accordance with Section 6 (a), above, that an Event of Default has occurred, Escrow Agent shall forward a copy of such Notice to the Shareholder. Upon the expiration of ten (10) business days following the date of the Escrow Agents receipt of such Notice, Escrow Agent shall deliver the Pledged Shares and Stock Powers, or such portion thereof as shall represent the Default Shares in the event that the said notice specifies only those Events of Default set forth in sub-paragraphs (iv) and (v) of Section 6 of the Amended Pledge Agreement to the Secured Party. In the event that said Notice applies to the Default Shares only, then Escrow Agent be and hereby is authorized to deliver the Pledged Shares and/or the Stock Powers to Total New York's stock transfer agent with instructions that new share certificates of Total New York be promptly issued for the Pledged Shares, one certificate representing the total of the Default Shares and the other certificate representing the remaining balance of the Pledged Shares, in both cases registered in the name of the Shareholder. Shareholder does hereby constitute and appoint the Escrow Agent as its attorney-in-fact, with full power of substitution, to act on its behalf in providing such instructions to Total New York's stock transfer agent for the purposes of reissuing certificates for the Default Shares and the balance of the Pledged Shares. Upon delivery of the Pledged Shares or the Default Shares, as to case may be, and Stock Powers to Secured Party, Escrow Agent shall be full released and discharged from its obligations under this Agreement except to the extent that Escrow Agent continues to hld any portion of the Pledged Shares hereunder. Upon receipt of such reissued share certificates, Escrow Agent shall deliver the Default Shares and Stock Powers to Secured Party, and shall retain the balance of the Pledged Shares. However, if,prior to the expiration of said ten (10) business day period and delivery of the Pledged Shares or Default Shares and Stock Powers, as the case may be, Shareholder shall deliver to Escrow Agent written notice that Shareholder is contesting the occurrence of an Event of Default, and/or in the event that the said notice specifies only those Events of Defaults set forth in sub-paragraphs (iv) and (v) of Section 6 of the Amended Pledge Agreement, is contesting the Default Percentage, then the Escrow Agent shall withhold delivery of such Pledged Shares or Default Shares, as the case may be, and Stock Powers and may dispose of the same in accordance with the provisions of Section 7, below.


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

         c. In the event that the Obligations are satisfied in full, Shareholder may send the Escrow Agent written notice thereof. If Escrow Agent shall receive a Notice from Shareholder that the Obligations which are secured by the Amended Pledge Agreement have been satisfied in full, Escrow Agent shall forward a copy of such Notice to the Secured Party. Upon expiration of ten (10) days business days following the Escrow Agents' receipt of such Notice, Escrow Agent shall deliver the Pledge Shares and the Stock Powers to the Shareholder, upon which the Escrow Agent shall be fully released and discharged from its obligations under this Agreement. However, if prior to the expiration of said ten (10) business day period and the delivery of the Pledged Shares to the Shareholder, Secured Party shall deliver to Escrow Agent written Notice that the Secured Party is contesting the claim that the Obligations have been satisfied in full, then the Escrow Agent shall withhold delivery of the Pledged Shares and Stock Powers and may dispose of the same in accordance with Section 7, below.

         d.  For the  purposes  of the  enforcement  of the  provisions  of this
Section 6 of this Escrow Agreement, the parties hereto and Total New York hereby designate Matthew Dwyer as the transfer agent for the Pledged Shares. Said Transfer Agent signs this Escrow Agreement for the limitd purposes of acknowledging receipt of a copy of the same and its agreement to comply with the provisions thereof by promptly reissuing the share certificates as required by paragraph (b) of Section 6 of this Agreement upon receipt of the Pledged Shares, Stock Powers and transfer instruction from the Escrow Agent. The parties hereto may mutually agree in a subsequent writing signed by each of them to designate and appoint a substitute Transfer Agent (a "Substitute Transfer Agent"), and upon receipt by the respective parties of a written instrument signed by Substitute Transfer Agent acknowledging receipt of a copy of this Escrow Agreement and undertaking to be bound by the terms hereof, the previous Transfer Agent shall be deemed released and discharged of any further duties under the terms of this Escrow Agreement.

         7. In the event that the Escrow Agent is required to withhold delivery of the Pledged Shares and/or Default Shares and Stock Powers pursuant to Section 6, above, Escrow Agent may, at its option, either: (i) deliver the Pledge Shares and/or Default Shares and Stock Powers to the Clerk of the Supreme Court in Monroe County, New York, whereupon the Escrow Agent shall be released and discharged from all further liability and responsibility with respect to the Pledged Shares and/or Default Shares and Stock Powers and shall be fully discharged from all obligations under this Agreement, or (ii) the Escrow Agent may continue to withhold delivery of said Pledged Shares and/or Default Shares and Stock Powers until directed to do so by a final and non-appealable order of said Court, or by a written direction signed by Shareholder and Secured Party.

         8. Escrow Agent's acceptance of its appointment as Escrow Agent is subject to the following additional terms and conditions each of which are acceptable to and agreed to by Shareholder and Secured Party:


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

         a. Escrow Agent makes no representation or warranty as to the value, validity or enforceability of the Amended Pledge Agreement or as to the correctness of any statement contained therein or in Agreement.

         b. Escrow Agent may exercise its powers and perform its duties under this Agreement either directly or through its agents or attorneys.

         c. Escrow Agent shall be entitled to obtain from counsel selected by it with reasonable care, advice with respect to legal matters pertaining to this Agreement and the Amended Pledge Agreement and shall not be liable for any action taken, omitted to be taken or suffered in good faith in accordance with the advice of such counsel.

         d. Escrow Agent shall not be required to use its own funds in the performance of any of its duties or in the exercise of any of its rights or powers hereunder, and Escrow Agent shall not be obligated to take any action which, in its reasonable judgment, would involve any expense or liability unless Escrow Agent shall have been furnished security or indemnity in an amount and in form and substance satisfactory to it.

         e. Escrow Agent shall be entitled to rely on any notice, consent, certificate, affidavit, letter, telegram, telecopy, facsimile or teletype message, statement, order, instrument or other document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. Escrow Agent shall deem and treat the Secured Party as the absolute owner of the Obligations secured by the Amended Pledge
                  Agreement for all purposes hereof until such time as it receives actual notice of an assignment of such Secured Party's interest, together with the written agreement of the assignee in form and substance satisfactory to Escrow Agent that such assignee is bound by the Amended Pledge Agreement and this Agreement as the "Secured Party" thereunder. If Escrow Agent receives a notice or any such assignment by Secured Party, it shall forward a copy of the same to Shareholder.

         f. Neither Escrow Agent nor any of its partners, employees or agents shall be liable in any manner to any Secured Party for any action taken, omitted to be taken or suffered in good faith by it or them hereunder or in connection herewith, or be responsible for the consequences of any oversight or error of judgment, expressly including any liabilities arising out of the mere negligence of Escrow Agent or its partners, employees or agents, except for any liabilities due to the gross negligence or willful misconduct of Escrow Agent or such partner, employee or agent.

         g. Secured Party agrees to indemnify Escrow Agent from and against any and all liabilities, obligations, losses, damages, penalties, interests, actions, judgments and suits ("Escrow Agent Liabilities") of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Escrow Agent relating to, growing out of or resulting from of this Escrow Agreement, the Amended Pledge Agreement or relating to any action taken or omitted by such Escrow Agent under this Escrow

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

                  Agreement or the Amended Pledge Agreement, expressly including Escrow Agent Liabilities arising out of mere negligence of Escrow Agent, except to the extent that such Escrow Agent Liabilities result solely from Escrow Agent's own gross negligence or willful misconduct as determined by a court of competent jurisdiction. The obligations of the Secured Party in this Section 8(g) shall survive the termination of this Escrow Agreement and the Amended Pledge Agreement and the discharge of any party's obligations under this Escrow Agreement, the Amended Pledge Agreement and the Obligations secured thereby.

         h. The Secured Party agrees to pay Escrow Agent a customary hourly rate for its services rendered hereunder as Escrow Agent. The Secured Party further agrees to reimburse Escrow Agent for any out-of-pocket costs or expenses incurred by Escrow Agent in connection with its duties under this Escrow Agreement (including, but not limited to, fees and disbursements of counsel and other professionals). The Secured Party shall pay the costs and fees of Escrow Agent within thirty days of the delivery to the Secured Party by Escrow Agent of a statement showing in reasonable detail the costs and fees incurred by Escrow Agent under this Escrow Agreement.


         8. All notices required or permitted to be given pursuant to this Escrow Agreement shall be given by certified mail, return receipt requested, postage prepaid, addressed as follows:

         To Shareholder at:       Total Identity Corp.
                                  2340 Brighton-Henrietta Town Line Road

                                  Rochester, New York 14623

          To Secured Party at:    Robert David
                                  3006 East Avenue
                                  Rochester, New York  14610

          To Escrow Agent:        Shapiro, Rosenbaum, Liebschutz & Nelson, LLP
                                  1100 Crossroads Building
                                  Two State Street
                                  Rochester, New York  14614
                                  Attn: Warren B. Rosenbaum, Esq.

          To Transfer Agent:      Matthew Dwyer
                                  2340 Brighton-Henrietta Town Line Road
                                  Rochester, New York 14623

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

         All such notices, requests and other communications will be deemed given upon receipt. Any party from time to time may change its address for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         9. This Escrow Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Escrow Agreement to produce or account for more than one such counterpart.

         10. Governing Law. This Pledge Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles.

         11. Severability. If any provision of any of the Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         12. No Interpretation Against Drafter. This Escrow Agreement has been entered into between persons sophisticated and knowledgeable in business matters. Accordingly, any rule of law or legal decision that would require interpretation of this Escrow Agreement against the party that has drafted it is not applicable and is irrevocably and unconditionally waived. The provisions of this Escrow Agreement shall be interpreted in a reasonable manner to effect the purposes of the parties and this Escrow Agreement.

         13. Entirety. This Escrow Agreement represents the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, relating to the transactions contemplated herein and therein.

         14. Survival. All representations and warranties of Secured Party and Shareholder hereunder shall survive the execution and delivery of this Pledge Agreement and the Secured Party Notes.

         15. Consent and Waiver of Conflict of Interest. Shareholder acknowledges that Warren B. Rosenbaum, Esq., a partner in Escrow Agent, has acted as counsel for Secured Party in connection with the Amended Pledge Agreement, the Obligations secured thereby and related agreements. Shareholder and Secured Party hereby consent to such representation by Warren B. Rosenbaum and waive any conflict of interest which may arise by virtue of his law firm serving as Escrow Agent hereunder. Shareholder further consents and agrees that in the event of any dispute between Shareholder and Secured Party pertaining to this Agreement, the Amended Pledge Agreement, the Obligations secured thereby or any related agreements, upon deposit of the Pledged Shares and Stock Powers with the Clerk of the Supreme Court as provided for in Section 7, above, Warren B. Rosenbaum, Esq. and the firm of Shapiro, Rosenbaum, Liebschutz & Nelson, LLP, may represent and continue to represent Secured Party in connection with such dispute and in any litigation arising out such dispute. Shareholder hereby waives and relinquishes any claims of confidentiality or conflict of interest arising out of the service by Shapiro, Rosenbaum, Liebschutz & Nelson, LLP as Escrow Agent hereunder, and agrees that such service shall not be the basis of a motion to disqualify Shapiro, Rosenbaum, Liebschutz & Nelson, LLP from representing Secured Party in any litigation between Shareholder and Secured Party.

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

         IN WITNESS WHEREOF, the Shareholder, Secured Party and Escrow Agent have signed this Agreement as of the date first above written.

SHAREHOLDER:

                                TOTAL IDENTITY CORP., a Florida corporation

                                by: /s/ Philip C. Mistretta
                                    ---------------------------------------
                                    name: Philip C. Mistretta
                                    title: President


SECURED PARTY:                  /s/ Robert David
                                -------------------------------------------
                                Robert David

ESCROW AGENT:                   SHAPIRO, ROSENBAUM, LIEBSCHUTZ & NELSON, LLP

                                by: /s/ Warrren B. Rosenbaum
                                    ----------------------------------------
                                name: Warren B. Rosenbaum, Esq.
                                title: Partner


TRANSFER AGENT:                 by: /s/ Matthew Dwyer
                                    ----------------------------------------
                                    name: Matthew Dwyer
                                    title: Transfer Agent


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